UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

____________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

____________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Press Release

On May 2, 2005, the Registrant issued a press release announcing the results of an independent reserve report performed by McCune Engineering of Baldwin City, Kansas. A copy of the press release is attached hereto as exhibit 99.1.

Reserve Report

The Registrant received a final reserve report from McCune Engineering, which provides an estimate of the reserves, future production, and income attributable to certain leasehold interests of the Registrant as of December 31, 2004. A truncated portion of the reserve report is attached hereto as exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
23	Consent of McCune Engineering
99.1	Press Release - Dated May 2, 2005
99.2	Truncated Reserve Report from McCune Engineering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By: /s/Paul Branagan

Paul Branagan, President

Date: May 2, 2005